                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 1997

                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (formerly known as Crescent Real Estate Equities, Inc.)

             (Exact name of Registrant as specified in its Charter)

         Texas                      1-13038                    52-1862813
(State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                                 76102
(Address of Principal Executive                                 (Zip Code)
Offices)

                                 (817) 877-0477
              (Registrant's telephone number, including area code)

        The Form 8-K/A of Crescent Real Estate Equities Company (the "Company"), is amending the previously filed Form 8-Ks dated June 20, 1997, September 22, 1997 and September 30, 1997 to include the pro forma financial statements as required by Item 7(b).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

        None

    (b) PRO FORMA FINANCIAL INFORMATION

        Pro Forma Consolidated Balance Sheet as of June 30, 1997 (unaudited) and notes thereto.

        Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 (unaudited) and notes thereto.

    (c) EXHIBITS

        None

                                  SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 30, 1997              CRESCENT REAL ESTATE EQUITIES COMPANY


                                            By: /s/ Dallas E. Lucas
                                               --------------------------------
                                               Dallas E. Lucas
                                               Senior Vice President and
                                                Chief Financial and Accounting
                                                Officer

                        INDEX TO FINANCIAL STATEMENTS





                                                                                                                         PAGE
                                                                                                                         ----
PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        Pro Forma Consolidated Balance Sheet as of June 30, 1997 and notes thereto ....................................  F-2
        Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 ..........................................................................  F-5


                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATING FINANCIAL INFORMATION
                            (dollars in thousands)

     The pro forma information for the year ended December 31, 1996 assumes completion, in each case as of January 1, 1996 in determining operating and other data, of (i) Crescent Real Estate Equities Company's (the "Company") public offering of its common shares in October 1996 (the "October 1996 Offering") and the additional public offering of 450,000 common shares that closed on October 9, 1996 and the use of the net proceeds therefrom to repay approximately $168,000 of indebtedness and to fund approximately $289,000 of Property acquisitions in the fourth quarter of 1996 and the first quarter of 1997, (ii) the Company's public offering of its common shares in April 1997 (the "April 1997 Offering") and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of Property acquisitions and other investments in the second quarter of 1997, (iii) the Company's offering of 4,700,000 common shares to an affiliate of Union Bank of Switzerland (the "UBS Offering") and the use of the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iv) Crescent Real Estate Equities Limited Partnership's, the Company's operating partnership, issuance of $400,000 of senior unsecured debt issued in a private placement on September 22, 1997 ("Note Offering") and the use of the net proceeds therefrom to fund approximately $327,600 of the acquisition of the Houston Center mixed-use property complex including the Four Seasons Hotel ("Houston Center"), to repay approximately $50,000 of indebtedness under the Credit Facility to fund approximately $10,000 of the acquisition of the Miami Center office property and to repay approximately $7,200 of short-term indebtedness, (v) the Company's issuance of 307,831 common shares that closed on September 22, 1997 ("Private Placement") and the use of the net proceeds therefrom to repay approximately $10,000 of indebtedness under the Credit Facility (vi) assumed indebtedness of $97,100 in connection with the purchase of Fountain Place, and (vii) Property acquisitions and other investments during 1996 and 1997 and the Pending Investments.

     The pro forma information for the six months ended June 30, 1997 assumes completion, in each case as of January 1, 1997 in determining operating and other data, and, in each case as of June 30, 1997 in determining balance sheet data, of (i) the April 1997 Offering and the additional public offering of 500,000 common shares that closed on May 14, 1997 and the use of the net proceeds therefrom to fund approximately $593,500 of property acquisitions and other investments in the second quarter of 1997, (ii) the UBS Offering and the use of the net proceeds therefrom to repay approximately $145,000 of indebtedness under the Credit Facility, (iii) the Note Offering and the use of the net proceeds therefrom to fund approximately $327,600 of the acquisition of Houston Center, to repay approximately $50,000 of indebtedness under the Credit Facility and to fund approximately $10,000 of the acquisition of the Miami Center office property and to repay approximately $7,200 of short-term indebtedness, (iv) the Private Placement and the use of the net proceeds therefrom to repay approximately $10,000 of indebtedness under the Credit Facility (v) assumed indebtedness of $97,100 in connection with the purchase of Fountain Place, and (vi) Property acquisitions and other investments during 1997 and the Pending Investments.

     The unaudited pro forma Consolidated Balance Sheet and Statements of Operations should be read in conjunction with the historical audited financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 1996. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                     ASSETS

                                                       CRESCENT REAL
                                                      ESTATE EQUITIES
                                                          COMPANY         PRO FORMA        PRO FORMA
                                                       HISTORICAL(A)     ADJUSTMENTS      CONSOLIDATED
                                                      ---------------    -----------      ------------
Investments in real estate..........................    $2,628,792        $ 573,100(B)     $3,201,892
Less -- accumulated depreciation....................      (236,967)              --          (236,967)
                                                        ----------        ---------        ----------
          Net investment in real estate.............     2,391,825          573,100         2,964,925
Cash and cash equivalents...........................        55,589           22,737(C)         78,326
Restricted cash and cash equivalents................        28,429               --            28,429
Accounts receivable, net............................        17,324               --            17,324
Deferred rent receivable............................        23,266               --            23,266
Investments in real estate mortgages and common
  stock of unconsolidated subsidiaries..............        41,993          309,741(D)        351,734
Notes receivable, net...............................       122,992           23,700(E)        146,692
Other assets, net...................................        98,362            5,231(F)        103,593
                                                        ----------        ---------        ----------
          Total assets..............................    $2,779,780        $ 934,509        $3,714,289
                                                        ==========        =========        ==========

                                             LIABILITIES

Borrowings under Credit Facility....................    $  339,700        $  (6,300)(G)     $ 333,400
Notes payable.......................................       792,796          267,709(H)      1,557,605
                                                                            497,100(I)
Accounts payable, accrued expenses and other
  liabilities.......................................        62,206           21,000(J)         83,206
                                                        ----------        ---------        ----------
          Total liabilities.........................     1,194,702          779,509         1,974,211
                                                        ----------        ---------        ----------
MINORITY INTERESTS:
  Operating partnership.............................       118,645               --           118,645
  Investment joint ventures.........................        28,369               --            28,369
                                                        ----------        ---------        ----------
          Total minority interest...................       147,014               --           147,014
                                                        ----------        ---------        ----------
SHAREHOLDERS' EQUITY:
  Common shares.....................................           970               50             1,020
  Additional paid-in capital........................     1,499,477          154,950         1,654,427
  Deferred compensation on restricted shares........          (283)              --              (283)
  Retained deficit..................................       (62,100)              --           (62,100)
                                                        ----------        ---------        ----------
          Total shareholders' equity................     1,438,064          155,000(K)      1,593,064
                                                        ----------        ---------        ----------
          Total liabilities and shareholders'
            equity..................................    $2,779,780        $ 934,509        $3,714,289
                                                        ==========        =========        ==========

        See accompanying notes to Pro Forma Consolidated Balance Sheet.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

ADJUSTMENTS
(DOLLARS IN THOUSANDS)

(A)    Reflects Crescent Real Estate Equities Company unaudited
         consolidated historical balance sheet as of June 30,
         1997......................................................           --
(B)    Increase reflects the following:
         Acquisition of Houston Center.............................    $ 327,600
         Acquisition of Miami Center office property...............      131,500
         Pending acquisition of Fountain Place office property.....      114,000
                                                                       ---------
                                                                       $ 573,100
                                                                       =========
(C)    Net increase reflects the following:
         Equity investment in The Woodlands........................    $  (5,000)
         Draw on the Credit Facility for working capital...........       22,700
         Proceeds from Crescent Operating, Inc., ("COI") as a
            result of COI's acquisition of the voting common stock
            in The Woodlands and Desert Mountain...................        5,159
         Proceeds from the Note Offering...........................      394,769
         Acquisition of Houston Center.............................     (327,600)
         Acquisition of Miami Center...............................      (10,000)
         Partial repayment under the Credit Facility
            using proceeds from the Note Offering..................      (50,000)
         Repayment of Texas Commerce Bank Notes....................       (7,291)
                                                                       ---------
                                                                       $  22,737
                                                                       =========
(D)    Increase reflects the following:
         42.5% equity investment in The Woodlands..................    $  80,000
         Sale of 100% of voting common stock to COI representing 5%
            equity interest in The Woodlands.......................       (1,915)
         93% equity investment in Desert Mountain..................      234,900
         Sale of 100% of voting common stock to COI representing 5%
            equity interest in Desert Mountain.....................       (3,244)
                                                                       ---------
                                                                       $ 309,741
                                                                       =========
(E)    Increase reflects the following:
         Note Receivable from Desert Mountain......................    $  23,700
                                                                       =========
(F)    Increase reflects the following:
         Capitalized Note Offering costs...........................    $   5,231
                                                                       =========
(G)    Net decrease in borrowings under the Credit Facility as a
         result of:
         Partial repayment using the UBS Offering proceeds.........    $(145,000)
         Working capital draws.....................................       22,700
         Equity investment in Desert Mountain......................       13,900
         Note Receivable from Desert Mountain......................       23,700
         Partial repayment using the proceeds of the Note
            Offering...............................................      (50,000)
         Partial repayment using the proceeds from the
            Private Placement......................................      (10,000)
         Acquisition of Miami Center...............................      121,500
         Pending acquisition of Fountain Place.....................       16,900
                                                                       ---------
                                                                       $  (6,300)
                                                                       =========
(H)    Net increase in short-term borrowings as a result of:
         Equity investment in The Woodlands........................    $  75,000
         Equity investment in Desert Mountain......................      200,000
         Repayment of Texas Commerce Bank Note using the
           proceeds of the Note Offering and excess cash...........       (7,291)
                                                                       ---------
                                                                       $ 267,709
                                                                       =========

(I)    Increase in notes payable reflects the following:
         Note Offering.............................................    $ 400,000
         Assumption of Note relating to Fountain Place
            acquisition............................................       97,100
                                                                       ---------
                                                                       $ 497,100
                                                                       =========
(J)    Increase reflects the following:
         Equity investment in Desert Mountain......................    $  21,000
                                                                       =========
(K)    Increase reflects the following:
         Proceeds of the UBS Offering..............................    $ 145,000
         Net proceeds from the Private Placement ..................       10,000
                                                                       ---------
                                                                       $ 155,000
                                                                       =========

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                 CRESCENT                                                 PENDING
                                REAL ESTATE                                             ACQUISITION
                                 EQUITIES                                                   OF
                                  COMPANY      1997 ACQUIRED     HOUSTON      MIAMI      FOUNTAIN        OTHER       PRO FORMA
                               HISTORICAL(A)   INVESTMENTS(B)   CENTER(C)   CENTER(D)    PLACE(E)     ADJUSTMENTS   CONSOLIDATED
                               -------------   --------------   ---------   ---------   -----------   -----------   ------------
REVENUES:
  Rental property............    $174,882         $40,992        $26,152     $7,158       $10,935      $     --       $260,119
  Interest and other
    income...................       8,321              --             --         --            --         4,821(F)      13,142
                                 --------         -------        -------     ------       -------      --------       --------
        Total revenues.......     183,203          40,992         26,152      7,158        10,935         4,821        273,261
                                 --------         -------        -------     ------       -------      --------       --------
EXPENSES:
  Real estate taxes..........      17,622           2,059          2,520      1,237         1,410            --         24,848
  Repairs and maintenance....      10,943           2,001          3,407      1,276         1,835            --         19,462
  Other rental property
    operating................      36,600           4,302          5,961      1,272         2,124          (283)(G)     49,468
                                                                                                           (508)(H)
  Corporate general and
    administrative...........       7,483              --             --         --            --            --          7,483
  Interest expense...........      31,612              --             --         --            --        36,332(I)      67,944
  Depreciation and
    amortization.............      30,291           8,682          3,751      1,643         1,425            --         45,792
  Amortization of deferred
    financing costs..........       1,220              --             --         --            --           360(J)       1,580
                                 --------         -------        -------     ------       -------      --------       --------
        Total expenses.......     135,771          17,044         15,639      5,428         6,794        35,901        216,577
                                 --------         -------        -------     ------       -------      --------       --------
        Operating income
          (loss).............      47,432          23,948         10,513      1,730         4,141       (31,080)        56,684
                                 --------         -------        -------     ------       -------      --------       --------
OTHER INCOME:
  Equity in net income of
    unconsolidated
    subsidiaries.............       1,999          13,367             --         --            --            --         15,366
                                 --------         -------        -------     ------       -------      --------       --------
INCOME (LOSS) BEFORE MINORITY
  INTERESTS..................      49,431          37,315         10,513      1,730         4,141       (31,080)        72,050
Minority interests...........      (7,586)             --             --         --            --        (1,395)(K)     (8,981)
                                 --------         -------        -------     ------       -------      --------       --------
NET INCOME (LOSS)............    $ 41,845         $37,315        $10,513     $1,730       $ 4,141      $(32,475)      $ 63,069
                                 ========         =======        =======     ======       =======      ========       ========
NET INCOME PER COMMON
  SHARE(L)...................                                                                                         $   0.62
                                                                                                                      ========

   See accompanying notes to Pro Forma Consolidated Statement of Operations.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)

(A)  Reflects Crescent Real Estate Equities Company unaudited consolidated historical statement of operations for the six months ended June 30,
     1997.....................................................................         --

(B)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with acquired investments assuming the investments were
     acquired at the beginning of the period..................................         --
                                                                   ACQUISITION
          PROPERTY                                                     DATE
          Greenway II office property............................    1/17/97
          Trammell Crow Center office property...................    2/28/97
          Three Denver office properties.........................    2/28/97
          Carter-Crowley Real Estate Assets......................    5/09/97
          Magellan Real Estate Assets (i)........................    6/17/97
          The Woodlands (ii)(iii)................................    7/31/97
          Desert Mountain (iv)...................................    8/29/97
          --------------------
          (i)   Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease agreement).

          (ii) The Company has a 40.375% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holdings include The Woodland land assets.

          (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holdings include the Woodlands commercial property assets.

          (iv) The Company has a 88.350% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns
     Desert Mountain.

(C)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on the acquisition price for Houston Center, assuming the investment was acquired at the beginning
     of the period............................................................         --
                                                                   ACQUISITION
          PROPERTY                                                     DATE
          Houston Center mixed-use property complex..............    9/22/97
          Four Season's Hotel(i).................................    9/22/97
          (i) Historical operations of the hotel were adjusted to reflect the lease payment from the hotel lessee to the Company calculated on a pro forma basis.

(D)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on the acquisition price associated with the acquisition of Miami Center, assuming the investment
     was acquired at the beginning of the period..............................         --

(E)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on the acquisition price associated with the pending acquisition of Fountain Place, assuming the
     investment was acquired at the beginning of the period...................         --

(F)  Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.
          Carter-Crowley Notes  ($55,500 @ 10%) =$5,550
          COI Note            ($25,697 @ 12%) =  $3,084
          Desert Mountain Note ($23,700 @ 12%) = $2,844

          Total..................................................    $11,478
          Prorated for six months................................     5,739
          Less: Historical interest income.......................     (918)
                                                                   -----------
          Total..................................................                 $4,821
                                                                                  ======
(G)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming Trammell Crow Center was acquired at the beginning of the
     period...................................................................    $ (283)
                                                                                  ======
(H)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of
     the properties...........................................................    $ (508)
                                                                                  ======
(I)  Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the Private
     Placement Note Offering, Equity Offering to UBS in August 1997 and April
     and May 1997 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.

                    Credit Facility....................  $  333,400    @  6.89%    $22,971
                    Debt Offering --
                      6.625% Notes due 2002............     150,000    @ 6.625%      9,938
                    Debt Offering --
                      7.125% Notes due 2007............     250,000    @ 7.125%     17,813
                    Pending Investment Note
                      Assumption.......................      97,100    @  7.46%      7,244
                    FNBBI Loan.........................     235,000    @  7.06%     16,591
                    FNBBII Loan........................     200,000    @  6.89%     13,780
                    LaSalle Note I.....................     239,000    @  7.83%     18,714
                    LaSalle Note II....................     161,000    @  7.79%     12,542
                    Cigna Note.........................      63,500    @  7.47%      4,743
                    Metropolitan Life Note.............      12,264    @  8.88%      1,089
                    LaSalle Note III...................     115,000    @  7.82%      8,993
                    Nomura Funding VI Note.............       8,741    @ 10.07%        880
                    Northwestern Life Note.............      26,000    @  7.66%      1,992
                                                         ----------               --------

                    Total annual amount................  $1,891,005               $137,290
                    Prorated for six months............                             68,645
                    Less: Capitalized interest.........                               (701)
                    Historical interest expense........                            (31,612)
                                                                                  --------
                                                                                             $ 36,332
                                                                                             ========
(J)  Amortization of capitalized costs associated with the Note Offering for initial purchasers' discounts ($4,731) and other costs ($500).

                                                                   AMORTIZATION
                                                                     OF FEES
                                 NOTE                              ------------
          Note Offering -- 6.625% Notes due 2002.................      $392
          Note Offering -- 7.125% Notes due 2007.................       327
                                                                       ----
          Total..................................................      $719
          Prorated for six months................................                 $   360
                                                                                  =======
(K)  Reflects adjustment needed to reflect minority partners' weighted average
     11.48% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period...............................................   $(1,395)
                                                                                  =======
(L)  Reflects net income per share based on 102,336,027 weighted average common shares assumed to be outstanding during the six months ended June 30,
     1997......................................................................        --

                     CRESCENT REAL ESTATE EQUITIES COMPANY

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                                           PENDING
                              CRESCENT REAL                                                              ACQUISITION
                             ESTATE EQUITIES                                                                 OF
                                 COMPANY       1996 ACQUIRED    1997 ACQUIRED     HOUSTON      MIAMI      FOUNTAIN        OTHER
                              HISTORICAL(A)    PROPERTIES(B)   INVESTMENTS(C)    CENTER(D)   CENTER(E)    PLACE(F)     ADJUSTMENTS
                             ---------------   -------------   ---------------   ---------   ---------   -----------   -----------
REVENUES:
  Rental property...........    $202,003          $89,185         $118,789        $51,204     $14,828      $22,507      $     --
Interest and other income...       6,858               --               --                                                11,478(G)
                                --------          -------         --------        -------     -------      -------      --------
        Total revenues......     208,861           89,185          118,789         51,204      14,828       22,507        11,478
                                --------          -------         --------        -------     -------      -------      --------
EXPENSES:
  Real estate taxes.........      20,606            8,176            7,773          5,094       2,498        2,250            --
  Repairs and maintenance...      12,292            8,403            7,751          7,939       2,615        3,563            --
  Other rental property
    operating...............      40,915           21,346           16,972         12,309       2,598        4,022        (1,700)(H)
                                                                                                                          (1,433)(I)
  Corporate general and
    administrative..........       4,674               --               --             --          --           --         5,326(J)
  Interest expense..........      42,926               --               --             --          --           --        93,262(K)
  Depreciation and
    amortization............      40,535           12,727           23,978          7,502       3,288        2,850            --
  Amortization of deferred
    financing costs.........       2,812               --               --             --          --           --           719(L)
                                --------          -------         --------        -------     -------      -------      --------
        Total expenses......     164,760           50,652           56,474         32,844      10,999       12,685        96,174
                                --------          -------         --------        -------     -------      -------      --------
        Operating income
          (loss)............      44,101           38,533           62,315         18,360       3,829        9,822       (84,696)
OTHER INCOME:
  Equity in net income of
    unconsolidated
    subsidiaries............       3,850               --           17,270             --          --           --            --
                                --------          -------         --------        -------     -------      -------      --------
INCOME (LOSS) BEFORE
  MINORITY INTERESTS AND
  EXTRAORDINARY ITEM........      47,951           38,533           79,585         18,360       3,829        9,822       (84,696)
Minority interests..........      (9,510)            (533)              --             --          --           --        (3,876)(M)
                                --------          -------         --------        -------     -------      -------      --------
INCOME BEFORE EXTRAORDINARY
  ITEM......................      38,441           38,000           79,585         18,360       3,829        9,822       (88,572)
Extraordinary item..........      (1,306)              --               --             --          --           --            --
                                --------          -------         --------        -------     -------      -------      --------
NET INCOME (LOSS)...........    $ 37,135          $38,000         $ 79,585        $18,360     $ 3,829      $ 9,822      $(88,572)
                                ========          =======         ========        =======     =======      =======      ========
PER SHARE DATA(N):
Income before extraordinary
  item......................
Extraordinary item..........
Net income..................


                               PRO FORMA
                              CONSOLIDATED
                              ------------
REVENUES:
  Rental property...........    $498,516

Interest and other income...      18,336
                                --------
        Total revenues......     516,852
                                --------
EXPENSES:
  Real estate taxes.........      46,397
  Repairs and maintenance...      42,563
  Other rental property
    operating...............      95,029

  Corporate general and
    administrative..........      10,000
  Interest expense..........     136,188
  Depreciation and
    amortization............      90,880
  Amortization of deferred
    financing costs.........       3,531
                                --------
        Total expenses......     424,588
                                --------
        Operating income
          (loss)............      92,264
OTHER INCOME:
  Equity in net income of
    unconsolidated
    subsidiaries............      21,120
                                --------
INCOME (LOSS) BEFORE
  MINORITY INTERESTS AND
  EXTRAORDINARY ITEM........     113,384
Minority interests..........     (13,919)
                                --------
INCOME BEFORE EXTRAORDINARY
  ITEM......................      99,465
Extraordinary item..........      (1,306)
                                --------
NET INCOME (LOSS)...........    $ 98,159
                                ========
PER SHARE DATA(N):
Income before extraordinary
  item......................    $   0.97
Extraordinary item..........       (0.01)
                                --------
Net income..................    $   0.96
                                ========

   See accompanying notes to Pro Forma Consolidated Statement of Operations.

                     CRESCENT REAL ESTATE EQUITIES COMPANY

            NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

ADJUSTMENTS
(DOLLARS IN THOUSANDS)

(A)  Reflects Crescent Real Estate Equities Company consolidated historical
     statement of operations for the year ended December 31, 1996.............       --
(B)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with all properties acquired in 1996, assuming the properties
     were acquired at the beginning of the period.............................       --
                                                                   ACQUISITION
          PROPERTY                                                     DATE
          3333 Lee Parkway office property.......................    1/05/96
          301 Congress Avenue office property(i).................    4/18/96
          Central Park Plaza office property.....................    6/13/96
          Canyon Ranch -- Tucson resort(ii)......................    7/26/96
          The Woodlands office properties(iii)...................    7/31/96
          Three Westlake Park office property....................    8/16/96
          1615 Poydras office property...........................    8/23/96
          Greenway Plaza Portfolio...............................   10/07/96
          Chancellor Park office property........................   10/24/96
          The Woodlands retail properties(iii)...................   10/31/96
          Sonoma Mission Inn & Spa(ii)...........................   11/18/96
          Canyon Ranch -- Lenox resort(ii).......................   12/11/96
          160 Spear Street office property.......................   12/13/96
          Greenway I and IA office properties....................   12/18/96
          Bank One Tower office property.........................   12/23/96
          Frost Bank Plaza office property.......................   12/27/96
          --------------------
          (i)   The Company has a 1% general partner and a 49% limited partner interest in the partnership that owns 301 Congress Avenue.
          (ii)  Historical operations of the hotel or/resort property were adjusted to reflect the lease payments from the hotel lessee to the
                Company calculated on a pro forma basis by applying the rent provisions (as defined in the lease agreements).
          (iii) The Company has a 75% interest in the partnership that owns these properties.

(C)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on acquisition price associated with acquired investments in 1997, assuming the investments
     were acquired at the beginning of the period.............................       --

          Greenway II office property............................    1/17/97
          Trammell Crow Center office property...................    2/28/97
          Three Denver office properties.........................    2/28/97
          Carter-Crowley Real Estate Assets......................    5/09/97
          Magellan Real Estate Assets (i)........................    6/17/97
          The Woodlands (ii) (iii)...............................    7/31/97
          Desert Mountain (iv)...................................    8/29/97

          --------------------
          (i)   Calculated to reflect the lease payment from the behavioral healthcare facilities' lessee to the Company by applying the rent provisions (as set forth in the facilities' lease
                agreement).

          (ii) The Company has a 40.75% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership whose primary holdings include The Woodlands land assets.

          (iii) The Company has a 42.5% equity investment in the limited partnership whose primary holdings include The Woodlands commercial property assets.

           (iv) The Company has a 88.50% (after sale of voting common stock to COI) non-voting equity investment in the limited partnership that owns Desert Mountain.

(D)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on the acquisition price for Houston Center assuming the investment was acquired at the beginning
     of the period............................................................       --
                                                                   ACQUISITION
          PROPERTY                                                     DATE
          Houston Center mixed-use property complex..............    9/22/97
          Four Season's Hotel(i).................................    9/22/97
          --------------------
          (i)   Historical operations of the hotel were adjusted to reflect the lease payment from the hotel lessee to the Company calculated on a pro forma basis.

(E)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on the acquisition price associated with the acquisition of Miami Center, assuming the investment
     was acquired at the beginning of the period..............................         --

(F)  Reflects the historical incremental rental income and operating expenses, including an adjustment for depreciation based on the acquisition price associated with the pending acquisition of Fountain Place, assuming the
     investment was acquired at the beginning of the period...................         --

(G)  Increase reflects the incremental interest income associated with the following, assuming all had occurred at the beginning of the period.
          Carter-Crowley Notes  ($55,500 @ 10%) =            $5,550
          COI Note              ($25,697 @ 12%) =           $3,084
          Desert Mountain Note ($23,700 @ 12%) =           $2,844
          Total...............................................................    $11,478
                                                                                  =======
(H)  Reflects the elimination of historical ground lessee's expense, as a result of the Company acquiring the land underlying Trammell Crow Center, assuming Trammell Crow Center was acquired at the beginning of the
     period...................................................................    $(1,700)
                                                                                  =======
(I)  Decrease as a result of the elimination of third party property management fees which terminated subsequent to acquisition of certain of
     the properties...........................................................    $(1,433)
                                                                                  =======

(J)  Increase reflects the estimated incremental general and administrative costs associated with the increase in personnel due to numerous
     acquisitions in 1996 and 1997 and pending investments in 1997............    $ 5,326
                                                                                  =======

(K) Net increase as a result of interest costs for long and short-term financing, as follows, net of repayment with proceeds of the Private
     Placement, Note Offering, Equity Offering to UBS in August 1997, April and May 1997 Equity Offerings and the October 1996 Equity Offerings, assuming the borrowings to finance investment acquisitions and the assumption of debt and repayment, had all occurred at the beginning of the period.


                    Credit Facility..........................    $333,400 @  6.89%    $22,971
                    Debt Offering --
                      6.625% Notes due 2002..................     150,000 @ 6.625%      9,938
                    Debt Offering --
                      7.125% Notes due 2007..................     250,000 @ 7.125%     17,813
                    Pending Investment Note Assumption.......      97,100 @  7.46%      7,244
                    FNBBI Loan...............................     235,000 @  7.06%     16,591
                    FNBBII Loan..............................     200,000 @  6.89%     13,780
                    LaSalle Note I...........................     239,000 @  7.83%     18,714
                    LaSalle Note II..........................     161,000 @  7.79%     12,542
                    Cigna Note...............................      63,500 @  7.47%      4,743
                    Metropolitan Life Note...................      12,264 @  8.88%      1,089
                    LaSalle Note III.........................     115,000 @  7.82%      8,993
                    Nomura Funding VI Note...................       8,741 @ 10.07%        880
                    Northwestern Life Note...................      26,000 @  7.66%      1,992
                                                                ---------            --------
                    Total annual amount......................   1,891,005            $137,290
                    Less: Capitalized interest...............                          (1,102)
                    Historical interest expense..............                         (42,926)
                                                                                     --------
                                                                                                   $ 93,262
                                                                                                   ========

(L) Amortization of capitalized costs associated with the Note Offering for initial purchasers' discounts ($4,731) and other costs ($500).

                                                                   AMORTIZATION
                                 NOTE                                OF FEES
                                 ----                              ------------
          Note Offering -- 6.625% Notes due 2002.................      $392
          Note Offering -- 7.125% Notes due 2007.................       327
                                                                       ----
          Total..................................................                  $   719
                                                                                   =======

(M)  Reflects adjustment needed to reflect minority partners' weighted average
     11.48% interest in the net income of the Operating Partnership less joint venture minority interests assuming completion of the Equity Offerings at
     the beginning of the period...............................................    ($3,876)
                                                                                   =======
(N)  Reflects net income per share based on 102,336,027 weighted average common shares assumed to be outstanding during the year ended December 31,
     1996......................................................................